UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 6, 2021

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 6, 2021, the Company announced its weighted-average number of common shares outstanding for the three months ended March 31, 2021. The following table computes the Company’s weighted-average number of common shares outstanding for the period:

Three Months
Ended
March 31, 2021
Weighted-average number of common shares outstanding	63,048,905
Less: Unvested restricted stock	(220,008)
Weighted-average number of common shares outstanding used in basic earnings per share	62,828,897

Weighted-average number of common shares outstanding used in basic earnings per share	62,828,897
Effect of dilutive securities:
Share-based compensation	61,270
2020 ATM forward equity offerings	49,009
2021 ATM forward equity offerings	-
Weighted-average number of common shares outstanding used in diluted earnings per share	62,939,176

Operating Partnership Units ("OP Units")	347,619
Weighted-average number of common shares and OP Units outstanding used in diluted earnings per share	63,286,795

To account for the potential dilution resulting from the forward equity offerings on earnings per share calculations, the Company used the treasury stock method to determine the dilution during the period of time prior to settlement. The impact of the 2020 ATM forward equity offerings on the Company’s weighted-average diluted shares for the three months ended March 31, 2021 was 49,009 weighted-average incremental shares. There was no impact from the 2021 ATM forward equity offerings on the Company’s weighted-average diluted shares for the three months ended March 31, 2021 as their effect was antidilutive.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Date: April 6, 2021	By:	/s/ Simon J. Leopold
Simon J. Leopold
Chief Financial Officer and Secretary